September 30, 1997

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Provident Bank Home Equity Loan Trust 1997-1 Home Equity Loan Asset-Backed Certificates, Series 1997-1
               File No. 333-14293-01

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of the trust fund (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement") among Lehman ABS Corporation, as depositor (the "Depositor"), The Provident Bank, as Seller (the "Seller"), as Document Custodian (the "Document Custodian") and as Master Servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as Trustee (the "Trustee"), is a Current Report on Form 8-K (the "Report").

          The Home Equity Loan Asset-Backed Certificates, Series 1997-1 (the "Certificates"), will consist of two Classes (each, a "Class") of senior Certificates: The Class A-1 Certificates and the Class A-2 Certificates (collectively, the "Class A Certificates") and one Class of subordinated Certificates (the "Class R Certificates"). Only the Class A Certificates (The "Offered Certificates") are being offered hereby.

          The Certificates will evidence in the aggregate the entire beneficial interest in a pool (the "Mortgage Pool") of closed-end fixed and adjustable rate mortgage loans (the "Mortgage Loans") consisting of two groups ("Loan Group 1" and Loan Group 2", respectively, and each a "Loan Group"). The Class A-1 Certificates (the "Group 1 Certificates") will represent undivided ownership interests in Loan Group 1 which consists of Mortgage Loans with fixed interest rates. The Class A-2 Certificates (the "Group 2 Certificates") will represent undivided ownership interests in Loan Group 2 which consists of Mortgage Loans with adjustable interest rates. The assets of the Trust will also include certain other property. The Mortgage Loans are secured by first and second deeds of trust or mortgages primarily on one- to four-family residential properties. All of the Mortgage Loans will be acquired by Lehman ABS Corporation (the "Depositor") from Provident.

          The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-14293-01). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.

          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Provident Bank Home Equity Loan Trust 1997-1 Home Equity Loan Asset-Backed Certificates, Series 1997-1

                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                     FORM 8-K


                   Current Report Pursuant To Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported):
                                  April 25, 1997


                              LEHMAN ABS CORPORATION
          (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1997, which forms Provident Bank Home Equity Loan Trust 1997-1, which will issue the Provident Bank Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Series 1997-1)


                              LEHMAN ABS CORPORATION
              (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                  (State or Other Jurisdiction of Incorporation)


                333-14293-01                            13-3447441
            (Commission File Number)                 (I.R.S. Employer
                                                     Identification No.)


              THREE WORLD FINANCIAL CENTER
              200 VESEY STREET
              NEW YORK, NEW YORK                            10022
             (Address of principal executive offices)     (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                (212) 526-7000


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of April 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of May 27, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of June 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of July 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of August 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of September 25, 1997.
















                                   SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      Bankers Trust Company, not in its
                                      individual capacity, but solely as
                                      a duly authorized agent of the
                                      Registrant pursuant to the Pooling
                                      and Servicing Agreement, dated as
                                      of March 1, 1997.


          Date:  September 30, 1997   By:  /s/ Judy L. Gomez
                                      Judy L. Gomez
                                      Assistant Vice President

























                                  EXHIBIT INDEX


                                                              Sequential
          Document                                            Page Number


          Monthly Remittance Statement to the
          Certificateholders dated as of April 25, 1997.          5

          Monthly Remittance Statement to the
          Certificateholders dated as of May 27, 1997.            7

          Monthly Remittance Statement to the
          Certificateholders dated as of June 25, 1997.           9

          Monthly Remittance Statement to the
          Certificateholders dated as of July 25, 1997.           11

          Monthly Remittance Statement to the
          Certificateholders dated as of August 25, 1997.         13

          Monthly Remittance Statement to the
          Certificateholders dated as of September 25, 1997.      15




















          PROVIDENT BANK HOME EQUITY LOAN TRUST SERIES 1997-1

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                      PRIOR
                    ORIGINAL          PRINCIPAL
          CLASS     FACE VALUE        BALANCE         INTEREST     PRINCIPAL
          A-1       40,000,000.00     40,000,000.00   239,333.33   442,211.63

                                                          CURRENT
                        REALIZED          DEFERRED        PRINCIPAL
          TOTAL         LOSSES            INTEREST        BALANCE
          681,544.96    0.00              0.00            39,557,788.37

                                      PRIOR
                    ORIGINAL          PRINCIPAL
          CLASS     FACE VALUE        BALANCE         INTEREST    PRINCIPAL
          A-2       95,000,000.00     95,000,000.00   463,619.79  1,180,959.04

                                                            CURRENT
                          REALIZED          DEFERRED        PRINCIPAL
          TOTAL           LOSSES            INTEREST        BALANCE
          1,644,578.83    0.00              0.00            93,819,040.96

                                         PRIOR
                       ORIGINAL          PRINCIPAL
          CLASS        FACE VALUE        BALANCE         INTEREST    PRINCIPAL
          R            0.00              0.00            0.00        0.00

                                                            CURRENT
                          REALIZED          DEFERRED        PRINCIPAL
          TOTAL           LOSSES            INTEREST        BALANCE
          0.00            0.00              0.00            0.00


          TOTALS
                          PRIOR
          ORIGINAL        PRINCIPAL
          FACE VALUE      BALANCE           INTEREST        PRINCIPAL
          135,000,000.00  135,000,000.00    702,953.12      1,623,170.67

                                                            CURRENT
                          REALIZED          DEFERRED        PRINCIPAL
          TOTAL           LOSSES            INTEREST        BALANCE
          2,326,123.79    0.00              0.00            133,376,829.33


          FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          A-1     743844AE2  1,000.000000   5.983333   11.055291   17.038624

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          988.944709         7.180000%      6.720000%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          A-2     743844AF9  1,000.000000   4.880208   12.431148   17.311356

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          987.568852         5.856250%      5.887500%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          R                  0.000000       0.000000   0.000000    0.000000


          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          0.000000           0.000000%      0.000000%


          SELLER:              Provident Bank     ADMINISTRATOR:   David Arnold
          SERVICER:            Provident Bank     Bankers Trust Company
          LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
          RECORD DATE:         March 31, 1997     Irvine, CA 92714
          DISTRIBUTION DATE:   April 25, 1997
          FACTOR INFORMATION:  (800) 735-7777
          Page 1 of 1 (c) COPYRIGHT 1997 Bankers Trust Company


          PROVIDENT BANK HOME EQUITY LOAN TRUST SERIES 1997-1

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                       PRIOR
                       ORIGINAL        PRINCIPAL
          CLASS        FACE VALUE      BALANCE         INTEREST     PRINCIPAL
          A-1          40,000,000.00   39,557,788.37   236,687.43   318,514.68

                                                          CURRENT
                          REALIZED        DEFERRED        PRINCIPAL
          TOTAL           LOSSES          INTEREST        BALANCE
          555,202.11      0.00            0.00            39,239,273.69

                                       PRIOR
                       ORIGINAL        PRINCIPAL
          CLASS        FACE VALUE      BALANCE         INTEREST     PRINCIPAL
          A-2          95,000,000.00   93,819,040.96   490,986.31   810,976.05

                                                          CURRENT
                          REALIZED        DEFERRED        PRINCIPAL
          TOTAL           LOSSES          INTEREST        BALANCE
          1,301,962.36    0.00            0.00            93,008,064.91

                                          PRIOR
                          ORIGINAL        PRINCIPAL
          CLASS           FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          R               0.00            0.00            0.00        0.00

                                                          CURRENT
                          REALIZED        DEFERRED        PRINCIPAL
          TOTAL           LOSSES          INTEREST        BALANCE
          0.00            0.00            0.00            0.00


          TOTALS
                          PRIOR
          ORIGINAL        PRINCIPAL
          FACE VALUE      BALANCE         INTEREST        PRINCIPAL
          135,000,000.00  133,376,829.33  727,673.74      1,129,490.73

                                                          CURRENT
                          REALIZED        DEFERRED        PRINCIPAL
          TOTAL           LOSSES          INTEREST        BALANCE
          1,857,164.47    0.00            0.00            132,247,338.60


          FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          A-1     743844AE2  988.944709     5.917186   7.962867    13.880053

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          980.981842         7.180000%      7.180000%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          A-2     743844AF9  987.568852     5.168277   8.536590    13.704867

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          979.032262         5.887500%      5.887500%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          R                  0.000000       0.000000   0.000000    0.000000


          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          0.000000           0.000000%      0.000000%


          SELLER:              Provident Bank     ADMINISTRATOR:   David Arnold
          SERVICER:            Provident Bank     Bankers Trust Company
          LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
          RECORD DATE:         April 30, 1997     Irvine, CA 92714
          DISTRIBUTION DATE:   May 27, 1997
          FACTOR INFORMATION:  (800) 735-7777
          Page 1 of 1 (c) COPYRIGHT 1997 Bankers Trust Company


          PROVIDENT BANK HOME EQUITY LOAN TRUST SERIES 1997-1

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                       PRIOR
                      ORIGINAL         PRINCIPAL
          CLASS       FACE VALUE       BALANCE         INTEREST     PRINCIPAL
          A-1          40,000,000.00   39,239,273.69   234,781.65   429,581.62

                                                          CURRENT
                          REALIZED        DEFERRED        PRINCIPAL
          TOTAL           LOSSES          INTEREST        BALANCE
          664,363.27      0.00            0.00            38,809,692.07

                                      PRIOR
                      ORIGINAL        PRINCIPAL
          CLASS       FACE VALUE      BALANCE         INTEREST     PRINCIPAL
          A-2         95,000,000.00   93,008,064.91   441,110.12   1,020,685.92

                                                          CURRENT
                          REALIZED        DEFERRED        PRINCIPAL
          TOTAL           LOSSES          INTEREST        BALANCE
          1,461,796.04    0.00            0.00            91,987,378.99

                                          PRIOR
                          ORIGINAL        PRINCIPAL
          CLASS           FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          R               0.00            0.00            0.00        0.00

                                                          CURRENT
                          REALIZED        DEFERRED        PRINCIPAL
          TOTAL           LOSSES          INTEREST        BALANCE
          0.00            0.00            0.00            0.00


          TOTALS
                          PRIOR
          ORIGINAL        PRINCIPAL
          FACE VALUE      BALANCE         INTEREST       PRINCIPAL
          135,000,000.00  132,247,338.60  675,891.77     1,450,267.54

                                                         CURRENT
                          REALIZED        DEFERRED       PRINCIPAL
          TOTAL           LOSSES          INTEREST       BALANCE
          2,126,159.31    0.00            0.00           130,797,071.06


          FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          A-1     743844AE2  980.981842     5.869541   10.739541   16.609082

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          970.242302         7.180000%      7.180000%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          A-2     743844AF9  979.032262     4.643264   10.744062   15.387327

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          968.288200         5.887500%      5.887500%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          R                  0.000000       0.000000   0.000000    0.000000


          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          0.000000           0.000000%      0.000000%


          SELLER:              Provident Bank     ADMINISTRATOR:   David Arnold
          SERVICER:            Provident Bank     Bankers Trust Company
          LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
          RECORD DATE:         May 30, 1997       Irvine, CA 92714
          DISTRIBUTION DATE:   June 25, 1997
          FACTOR INFORMATION:  (800) 735-7777
          Page 1 of 1 (c) COPYRIGHT 1997 Bankers Trust Company


          PROVIDENT BANK HOME EQUITY LOAN TRUST SERIES 1997-1

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1           40,000,000.00   38,809,692.07   232,211.32  798,819.02

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          1,031,030.34  0.00            0.00            38,010,873.05

                                     PRIOR
                     ORIGINAL        PRINCIPAL
          CLASS      FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-2        95,000,000.00   91,987,378.99   451,313.08  2,674,185.80

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          3,125,498.88  0.00            0.00            89,313,193.19

                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          R             0.00            0.00            0.00        0.00

                                                           CURRENT
                          REALIZED         DEFERRED        PRINCIPAL
          TOTAL           LOSSES           INTEREST        BALANCE
          0.00            0.00             0.00            0.00


          TOTALS
                          PRIOR
          ORIGINAL        PRINCIPAL
          FACE VALUE      BALANCE         INTEREST       PRINCIPAL
          135,000,000.00  130,797,071.06  683,524.40     3,473,004.82

                                                         CURRENT
                          REALIZED        DEFERRED       PRINCIPAL
          TOTAL           LOSSES          INTEREST       BALANCE
          4,156,529.22    0.00            0.00           127,324,066.24


          FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          A-1     743844AE2  968.288200     4.750664   10.739541   28.149324

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          950.271826         7.180000%      7.180000%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          A-2     743844AF9  968.288200     4.750664   28.149324   32.899988

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          940.138876         5.887500%      5.848440%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          R                  0.000000       0.000000   0.000000    0.000000


          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          0.000000           0.000000%      0.000000%


          SELLER:              Provident Bank     ADMINISTRATOR:   David Arnold
          SERVICER:            Provident Bank     Bankers Trust Company
          LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
          RECORD DATE:         June 30, 1997      Irvine, CA 92714
          DISTRIBUTION DATE:   July 25, 1997
          FACTOR INFORMATION:  (800) 735-7777
          Page 1 of 1 (c) COPYRIGHT 1997 Bankers Trust Company


          PROVIDENT BANK HOME EQUITY LOAN TRUST SERIES 1997-1

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
           CLASS        FACE VALUE      BALANCE         INTEREST    PRINCIPAL
           A-1          40,000,000.00   38,010,873.05   227,431.72  789,905.21

                                                         CURRENT
                         REALIZED        DEFERRED        PRINCIPAL
           TOTAL         LOSSES          INTEREST        BALANCE
           1,017,336.93  0.00            0.00            37,220,967.84

                                      PRIOR
                       ORIGINAL       PRINCIPAL
           CLASS       FACE VALUE     BALANCE         INTEREST    PRINCIPAL
           A-2         95,000,000.00  89,313,193.19   449,795.23  2,507,746.73

                                                         CURRENT
                         REALIZED        DEFERRED        PRINCIPAL
           TOTAL         LOSSES          INTEREST        BALANCE
           2,957,541.96  0.00            0.00            86,805,446.46

                                         PRIOR
                         ORIGINAL        PRINCIPAL
          CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          R              0.00            0.00            0.00        0.00

                                                          CURRENT
                          REALIZED        DEFERRED        PRINCIPAL
          TOTAL           LOSSES          INTEREST        BALANCE
          0.00            0.00            0.00            0.00


          TOTALS
                          PRIOR
          ORIGINAL        PRINCIPAL
          FACE VALUE      BALANCE         INTEREST       PRINCIPAL
          135,000,000.00  127,324,066.24  677,226.95     3,297,651.94

                                                         CURRENT
                          REALIZED        DEFERRED       PRINCIPAL
          TOTAL           LOSSES          INTEREST       BALANCE
          3,974,878.89    0.00            0.00           124,026,414.30


          FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          A-1     743844AE2  950.271826     5.685793   19.747630   25.433423

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          930.524196         7.180000%      7.180000%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          A-2     743844AF9  940.138876     4.734687   26.397334   31.132021

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          913.741542         5.848440%      5.825000%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          R                  0.000000       0.000000   0.000000    0.000000


          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          0.000000           0.000000%      0.000000%


          SELLER:              Provident Bank     ADMINISTRATOR:   David Arnold
          SERVICER:            Provident Bank     Bankers Trust Company
          LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
          RECORD DATE:         July 31, 1997      Irvine, CA 92714
          DISTRIBUTION DATE:   August 25, 1997
          FACTOR INFORMATION:  (800) 735-7777
          Page 1 of 1 (c) COPYRIGHT 1997 Bankers Trust Company

          PROVIDENT BANK HOME EQUITY LOAN TRUST SERIES 1997-1

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1           40,000,000.00   37,220,967.84   222,705.46  784,755.78

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          1,007,461.24  0.00            0.00            36,436,212.06

                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-2           95,000,000.00   86,805,446.46   435,413.71  2,204,771.72

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          2,640,185.43  0.00            0.00            84,600,674.74

                                        PRIOR
                        ORIGINAL        PRINCIPAL
         CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
         R              0.00            0.00            0.00        0.00

                                                         CURRENT
                         REALIZED        DEFERRED        PRINCIPAL
         TOTAL           LOSSES          INTEREST        BALANCE
         0.00            0.00            0.00            0.00


         TOTALS
                         PRIOR
         ORIGINAL        PRINCIPAL
         FACE VALUE      BALANCE         INTEREST       PRINCIPAL
         135,000,000.00  124,026,414.30  658,119.17     2,989,527.50

                                                        CURRENT
                         REALIZED        DEFERRED       PRINCIPAL
         TOTAL           LOSSES          INTEREST       BALANCE
         3,647,646.67    0.00            0.00           121,036,886.80


         FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         A-1     743844AE2  930.524196     5.567637   19.618894   25.186531

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT        NEXT
         910.905302         7.180000%      7.180000%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         A-2     743844AF9  913.741542     4.583302   23.208123   27.791426

         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT        NEXT
         890.533418         5.825000%      5.856250%

                            PRIOR
                            PRINCIPAL
         CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
         R                  0.000000       0.000000   0.000000    0.000000


         CURRENT
         PRINCIPAL          PASS-THROUGH RATES
         BALANCE            CURRENT        NEXT
         0.000000           0.000000%      0.000000%


         SELLER:              Provident Bank     ADMINISTRATOR:   David Arnold
         SERVICER:            Provident Bank     Bankers Trust Company
         LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
         RECORD DATE:         August 29, 1997    Irvine, CA 92714
         DISTRIBUTION DATE:   September 25, 1997
         FACTOR INFORMATION:  (800) 735-7777
         Page 1 of 1 (c) COPYRIGHT 1997 Bankers Trust Company